                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  ------------


    Date of report (Date of earliest event reported)  FEBRUARY 25, 2000
                                                      -------------------------


                         ZENITH NATIONAL INSURANCE CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               DELAWARE                  1-9627                95-2702776
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     (STATE OR OTHER JURISDICTION     (COMMISSION            (IRS EMPLOYER
         OF INCORPORATION)            FILE NUMBER)        IDENTIFICATION NO.)



    21255 CALIFA STREET, WOODLAND HILLS, CA                       91367-5021
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

    Registrant's telephone number, including area code (818) 713-1000
                                                       ------------------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

    On February 25, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1 and by this reference incorporated herein.

ITEM 7.  EXHIBITS

            Number                       Exhibit
            ------                       -------
             99.1        Press Release of Zenith National Insurance Corp.
                         Dated February 25, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ZENITH NATIONAL INSURANCE CORP.


Dated: February 28, 2000                 By:   /s/ Stanley R. Zax
                                            -----------------------------------
                                            Name:  Stanley R. Zax
                                            Title:  President & Chairman